                                                                   Exhibit 10-cc


                                 LEASE AGREEMENT
                                 KRAUS-ANDERSON

                                TABLE OF CONTENTS

   ARTICLE     DESCRIPTION                                          PAGE
   ------      -----------                                          ----
      1        Premises and Term . . . . . . . . . . . . . . . . . . . 1
      2        Preparation of Leased Premises. . . . . . . . . . . . . 1
      3        Minimum Rent. . . . . . . . . . . . . . . . . . . . . . 1
      4        Percentage Rent . . . . . . . . . . . . . . . . . . . . 2
      5        Sales Reports . . . . . . . . . . . . . . . . . . . . . 3
      6        Common Areas and Common Area Expenditures . . . . . . . 3
      7        Use . . . . . . . . . . . . . . . . . . . . . . . . . . 4
      8        Utilities . . . . . . . . . . . . . . . . . . . . . . . 5
      9        Taxes . . . . . . . . . . . . . . . . . . . . . . . . . 5
     10        Repairs . . . . . . . . . . . . . . . . . . . . . . . . 6
     11        Installations, Alterations and Signs. . . . . . . . . . 6
     12        Indemnity . . . . . . . . . . . . . . . . . . . . . . . 7
     13        Insurance . . . . . . . . . . . . . . . . . . . . . . . 7
     14        Fire or Other Casualty. . . . . . . . . . . . . . . . . 8
     15        Eminent Domain. . . . . . . . . . . . . . . . . . . . . 8
     16        Assignment and Subletting . . . . . . . . . . . . . . . 9
     17        Access to Premises. . . . . . . . . . . . . . . . . . . 9
     18        Remedies. . . . . . . . . . . . . . . . . . . . . . . . 9
     19        Surrender of Possession . . . . . . . . . . . . . . . .10
     20        Subordination . . . . . . . . . . . . . . . . . . . . .11
     21        Notices . . . . . . . . . . . . . . . . . . . . . . . .11
     22        Consents. . . . . . . . . . . . . . . . . . . . . . . .11
     23        Merchants' Association. . . . . . . . . . . . . . . . .11
     24        Offset Statement. . . . . . . . . . . . . . . . . . . .12
     25        Title . . . . . . . . . . . . . . . . . . . . . . . . .12
     26        General . . . . . . . . . . . . . . . . . . . . . . . .12
               Signatures. . . . . . . . . . . . . . . . . . . . . . .14


  EXHIBIT A    Shopping Center Site Plan
  EXHIBIT B    Shopping Center Legal Description
  EXHIBIT C    Plans and Specifications
  EXHIBIT D    Additional Provisions
  EXHIBIT E    Sign Criteria

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                                 KRAUS-ANDERSON
                         SHOPPING CENTER LEASE AGREEMENT


THIS LEASE, Made this   2nd   day of   August   19  93 , by and between
                      -------        ----------    ----
 Engelsma Limited Partnership, a Minnesota limited partnership   at 523 South
- ----------------------------------------------------------------
Eighth Street, Minneapolis, Minnesota 55404, sometimes hereinafter called "LANDLORD", and ADC Telecommunications, Inc., a Minnesota corporation, at 4900
                ---------------------------------------------------------------
W. 78th St., Minneapolis, Minnesota 55435  , hereinafter called "TENANT".
- -------------------------------------------

                                    ARTICLE 1

PREMISES AND    SECTION 1. LANDLORD hereby leases to TENANT, and TENANT hereby
TERM:           leases from LANDLORD, the store unit shown outlined in red on
                Exhibit A, attached hereto and made a part hereof. (The premises outlined in red are hereafter called the "leased premises" and
                contain approximately   4,000   square feet.) Said store unit is
                                      ---------
                situated in   the City of Waseca         , County of  Waseca   ,
                            -----------------------------            ----------
                and State of    Minnesota   , located in the   Northridge Plaza
                             ---------------                 -------------------
                Shopping Center, which shopping center is located on land legally described in Exhibit B attached hereto and made a part of hereof. The shopping center name is subject to change by LANDLORD.

                SECTION 2. To Have And To Hold the leased premises unto TENANT
                for a term of  SEE EXHIBIT D   years commencing on  ---  day of
                              ----------------                     -----,
                   ---             , 19  -- , and ending on the  --   day of
                -------------------     ----                    -----
                   --              , unless sooner terminated as hereinafter
                -------------------
                provided.

                SECTION 3. In the event the leased premises should not be ready for occupancy or LANDLORD for any reason is unable to deliver possession thereof by the commencement date of this lease, LANDLORD shall not be liable nor responsible for any claims, damages or liabilities in connection therewith or by reason thereof and this lease shall remain in full force and effect. TENANT shall not be liable for rent until LANDLORD delivers possession of the leased premises to TENANT, but the term shall not be extended by the delay.

                                    ARTICLE 2

PREPARATION     SECTION 1. TENANT takes and accepts the leased premises in their
 OF LEASED      "as is" condition. "As is" shall mean in tenantable condition so
 PREMISES:      that the lights, front and rear doors, HVAC, plumbing, water heater, exhaust fans and roll gates (all as applicable) are in working or operating condition. Taking of possession of the leased premises by TENANT shall be conclusive evidence that the leased premises were, on that date, in good, clean and tenantable condition as represented by LANDLORD. TENANT acknowledges that no representations as to the repair of the leased premises or promises to alter, remodel or improve the leased premises have been made by LANDLORD.

                                    ARTICLE 3

MINIMUM RENT:   SECTION 1. The fixed annual minimum rent shall be payable by
                TENANT in equal monthly installments, on or before the first day of each month in advance, at the office of LANDLORD or at such other place designated by LANDLORD without prior demand
                therefore. Said fixed annual minimum rent shall be  Thirteen
                                                                   ------------
                Thousand Three Hundred Twenty and No/100                Dollars
                -------------------------------------------------------
                  ($13,320.00)      payable  One Thousand One Hundred Ten and
                -------------------         -----------------------------------
                 No/100           Dollars   ($1,110.00)     per month. Minimum
                -----------------         -----------------
                rent for any partial month at the beginning of the lease term shall be equitably prorated, and is payable on the commencement date of the lease term.

                SECTION 2. On execution of this lease, TENANT shall pay
                $ 2,220.00   to LANDLORD. $ 1,110.00    of the sum shall be the
                 -----------               ------------
                minimum monthly rent due for the first full month of the term. If TENANT is not in default of any of the provisions of this
                Lease, $ 1,110.00    of the sum shall be applied toward the
                        ------------
                minimum monthly rent due for the last month of the term.

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                SECTION 3. TENANT waives and disclaims any present or future right to withhold any rent payment or other payment due under this lease, or to set off any obligation of LANDLORD against any such payment, however incurred, and agrees that it will not claim or assert any right to so withhold or setoff.

                SECTION 4. All rental and other sums payable hereunder by TENANT which are not paid when due shall bear interest from the date due to the date paid at the rate of eighteen percent (18%) per annum or the highest rate permitted by law, whichever is less. In addition to the above, TENANT shall pay LANDLORD a $25.00 service charge for all monthly minimum rent payments not paid by the 10th day of the month for which they are payable. Said $25.00 charge is a service charge to cover extra expense involved in collecting and handling delinquent payments.

                                    ARTICLE 4

                                 (text deleted)

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                                    ARTICLE 5

                                 (text deleted)

                                    ARTICLE 6

COMMON AREAS    SECTION 1. The term "common areas" shall mean all that portion
AND COMMON      of shopping center improvements excepting only that area which
AREA            is constructed for lease to tenants or hereafter leased to
EXPENDITURES:   tenants. LANDLORD has made no representation as to identity, type, size or number of other stores or tenancies in the shopping center, and LANDLORD reserves the unrestricted right to change the design or size of the building, the driveways, parking areas, and identity and type of other stores or tenancies and add buildings and other structures provided only that the size of the leased premises, reasonable access to the leased premises and minimum parking facilities as required by governmental authorities having jurisdiction, shall not be substantially or materially impaired, subject to the provisions of Article 15 hereof.

                SECTION 2. LANDLORD grants to TENANT, its employees, customers and invitees, the nonexclusive right during the term of this lease to use the common areas from time to time constructed, such use to be common with LANDLORD and all tenants of LANDLORD, its and their employees, customers, and invitees. TENANT shall not at any time interfere with the rights of LANDLORD and other tenants, its and their employees, customers and invitees, to use any part of the common areas. It is understood and agreed that LANDLORD may contract for mutual easement rights with adjoining landowners who shall thereafter along with their employees, customers, and invitees use the common areas in common with LANDLORD, TENANT and all tenants of LANDLORD, and their employees, customers, and invitees to the extent of the adjoining landowners' contract rights.

                SECTION 3. LANDLORD agrees to manage, operate and maintain all common areas and common facilities within the common areas of the shopping center. The manner in which such areas and facilities shall be maintained and the expenditures therefor shall be at the sole discretion of LANDLORD, who shall have the right to adopt and promulgate reasonable nondiscriminatory rules and regulations, from time to time, including the right to designate parking areas for the use of employees of tenants of the shopping center and to restrict such employees from parking areas designated exclusively for customers. Upon reasonable request by LANDLORD, TENANT shall furnish a complete list of the name of the TENANT's employees at the leased premises who have automobiles and of the

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                license numbers of their automobiles and the license numbers of all motor vehicles operated by TENANT. LANDLORD shall have the right to use portions of the common areas for the purpose of displays, promotions, programs, games, or other uses which may be of interest to all or part of the general public. LANDLORD shall have the right to close portions of the common areas from time to time for repairs, to prevent accruing of public rights therein and for any other legitimate purpose.

                SECTION 4. TENANT agrees to pay as additional rent TENANT's proportionate share of all expenditures incurred by LANDLORD in managing, maintaining, repairing, replacing, operating, insuring, securing, lighting and cleaning the common areas including, but not limited to, the cost of snow removal, line and exterior painting, insurance of employees, traffic regulation, security patrols and security guards for the entire shopping center, replacement of paving, curbs, sidewalks, landscaping, drainage, roof and lighting facilities, and including the cost of heating and air conditioning the shopping center enclosed mall and walkway areas, if any, (plus fifteen percent (15%) of the total of the foregoing for overhead) in monthly payments with the monthly rent payments. TENANT's proportionate share of such costs shall be based on the proportion the total square foot area on the ground floor in the leased premises bears to the total square foot rentable area on the ground floor in the shopping center. The monthly payments may be based on LANDLORD's reasonable estimate of the costs subject hereto made at the beginning of each lease year. At the end of each lease year, LANDLORD shall furnish a statement of all costs subject hereto and TENANT's share thereof certified to by LANDLORD. If, at the end of any lease year, the amount paid by TENANT is greater than its share as shown on said statement, the excess shall be credited against the next rent payments due hereunder. If at the end of any lease year, the amount paid by TENANT is less than its share as shown on said statement, the deficiency shall be payable with the next monthly minimum rent payment due hereunder.

                                    ARTICLE 7

USE:            SECTION 1. The leased premises may be used for only  office use
                                                                    ------------
                for the development and engineering of devices in the
                ----------------------------------------------------------------
                telecommunications industry              (subject always to the
                ----------------------------------------
                provisions of Section 2 of this Article 7) and for no other purpose without the written consent of LANDLORD. TENANT agrees to occupy the leased premises upon the commencement date of the term hereof and to operate the entire leased premises during the term of this lease unless prevented from doing so by strikes, damage to the premises or other similar cause beyond the TENANT's control, and to conduct its business at all times in good faith, in a high grade and reputable manner. TENANT shall conduct its business in the leased premises during the regular customary days and hours for such type of business in the city or trade area in which the shopping center is located. TENANT shall promptly comply with all laws, ordinances and regulations affecting the leased premises or TENANT's business therein, plus insurance company requirements affecting the cleanliness, safety, use and occupation of the leased premises.

                SECTION 2. TENANT shall not, without LANDLORD's prior written consent, conduct any auction, fire, closing-out or bankruptcy sales in or about the leased premises nor obstruct the common areas or use the same for business or display purposes, nor abuse the building, other improvements, fixtures or personal property constituting the shopping center (including, without limitation, walls, ceilings, partitions, floors and wood, stone and iron work), nor use plumbing for any purpose other than that for which constructed, nor make or permit any noise or odor objectionable to the public, to other occupants of the building or the LANDLORD to emit from the leased premises; nor create, maintain or permit a nuisance thereon; nor do any act tending to injure the reputation of the shopping center; nor without LANDLORD's prior written consent, place or permit any radio or television antenna, loud speaker or sound amplifier, or any phonograph or other devices similar to any of the foregoing outside of the leased premises or at any place where the same may be seen or heard outside of the leased premises; nor, where loading and delivery facilities are provided, use or permit to be used entrances for delivery or pick-up of merchandise or supplies to or from the leased premises, or permit trucks or other delivery vehicles while being used for any such purpose to be parked at any place within the shopping center except such facilities as are specifically provided for such purpose. TENANT shall not permit any blinking or flashing light to emit from the leased premises. TENANT shall keep the leased premises and loading platform areas allowed for the use of TENANT, clean and free from rubbish and dirt at all times, and shall store all trash and garbage within the leased premises and will make the same available for regular pick-up which TENANT will arrange at the TENANT's expense. TENANT shall not burn any trash or garbage at any time in or about the shopping center.

                SECTION 3. (text deleted)

                SECTION 4. LANDLORD reserves the right, without liability to TENANT, to refuse admission to the shopping center and the leased premises outside ordinary business hours to any person who is not known to any watchman in charge, or who is not properly identified, to eject any person from the shopping center whose conduct may be harmful to the safety and interest of shopping center tenants or to close any part of the shopping center during any riot or other commotion where person or property may be imperiled.

                SECTION 5. TENANT shall use the shopping center name as its advertised address when referring to its business in the leased premises in newspaper and other advertising. The right to use such name for such purpose for the term of this lease is hereby licensed by LANDLORD to TENANT. LANDLORD retains all property rights in such name and TENANT shall not acquire or have any rights in or to such name other than as are expressly granted by LANDLORD in this Section 5 or otherwise in writing.

                                    ARTICLE 8


UTILITIES:      SECTION 1. TENANT shall pay for all heating, air conditioning, electricity, gas, water and sewer charges used in the leased premises throughout the term of this lease.

                SECTION 2. If TENANT receives utilities through a meter which utilities are also supplied to other tenants of the shopping center, then TENANT shall pay to LANDLORD as additional rent a sum equivalent to its proportionate share of the total utility meter charge as TENANT'S portion thereof. TENANT shall pay LANDLORD, as additional rent, along with TENANT'S payment of monthly rent a sum equivalent to TENANT'S consumption of said services as computed by LANDLORD.

                SECTION 3. TENANT agrees to keep the air conditioning and heating systems operating during business hours at levels sufficient to satisfy the requirements of the leased premises and that it will not at any time obtain or seek to obtain any such conditioned or heated air by methods or means which would draw such conditioned or heated air from the air conditioned and heated shopping center enclosed mall and walkway areas, if any.

                SECTION 4. LANDLORD shall not be liable in damages or otherwise if the furnishings by LANDLORD or by any other supplier of any utility or other service to the leased premises shall be interrupted or impaired by fire, repairs, accident, or by any causes beyond LANDLORD's reasonable control.

                SECTION 5. In compliance with the Federal Energy Policy and Conservation Act of 1975, LANDLORD has provided within the leased premises a heating and air conditioning system capable of maintaining a summer indoor condition of 78 DEG. F, and a winter indoor condition of 65 DEG. F, such temperatures to be taken approximately two (2) feet away from any wall.

                                    ARTICLE 9

TAXES: SECTION 1. LANDLORD shall pay all real property taxes and installments of special assessments payable therewith on the shopping center land and improvements payable during the lease term and rental taxes on rentals levied during the term hereof upon the rentals from the leased premises. TENANT shall reimburse LANDLORD for TENANT's share of such payments of real property taxes and installments of special assessments. TENANT's share of such costs shall be based on the ratio that the total square foot floor area on the ground floor in the leased premises bears to the total square foot rentable floor area on the ground floor in the shopping center except buildings separately taxed or assessed for which such taxes and assessments are directly allocated to their tenants. TENANT shall also reimburse LANDLORD for rental taxes, and gross receipts taxes, if any, paid by LANDLORD on rentals from the leased premises. One-twelfth of a full year's taxes, installments of which are next payable, shall be payable on the first day of each month and added to the monthly rental. This amount may be based on LANDLORD's reasonable estimate until the actual tax amounts are available and when available an adjustment shall be made and any difference shall be payable based on TENANT's actual share as determined. TENANT's share of such taxes payable in the first and last calendar year of the lease term shall be equitably prorated based on the portion of the year included in the lease term. TENANT shall pay all personal property and similar taxes on its property in the leased premises.

                                   ARTICLE 10


REPAIRS: SECTION 1. LANDLORD shall keep the foundations, exterior walls (except plate glass or glass or other special breakable materials used in structural portions) and roof in good repair, and (whether or not necessary or required by proper governmental authority) make modifications or replacements thereof, except that LANDLORD shall not be required to make any such repairs, modifications or replacements which become necessary or desirable by reason of the negligence of TENANT, its agents, servants or employees.


                SECTION 2. (text deleted)

                SECTION 3. Except as provided in Section 1 and 2 of this Article, the LANDLORD shall have the right at TENANT's cost and expense but shall not be obliged to make repairs, replacements or improvements of any kind upon the leased premises, or any equipment, facilities or fixtures therein contained, including heating and air conditioning equipment or other equipment serving only the leased premises even if located outside the leased premises, which at all times TENANT shall repair, replace and keep in good order and in a clean, sanitary and safe condition, ordinary wear and tear excepted, in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction. If LANDLORD exercises its rights pursuant to this Section 3, TENANT shall reimburse LANDLORD for costs and expenses incurred hereunder upon demand. TENANT shall permit no waste, damage or injury to the leased premises.

                SECTION 4. TENANT shall forthwith at its own cost and expense replace with glass of the same quality any cracked or broken glass, including plate glass or glass or other special breakable materials used in structural portions, and any interior and exterior windows and doors in the leased premises. If specifically required by LANDLORD, TENANT shall maintain a policy or policies in acceptable companies insuring LANDLORD and TENANT, as their interests may appear, against breakage of all such glass in the leased premises.

                                   ARTICLE 11

INSTALLATIONS,  SECTION 1. TENANT, at its own expense, shall purchase, install
ALTERATIONS     and maintain in good condition its trade fixtures and floor
AND SIGNS:      covering, and all interior wall coverings and decorating.

                SECTION 2. TENANT shall not make any repairs, alterations or additions to the leased premises or make any contract therefor without first procuring LANDLORD's written consent and delivering to LANDLORD the plans and specifications and copies of the proposed contracts and necessary permits, and shall furnish indemnification against liens, costs, damages and expenses as LANDLORD may require. All alterations, additions, improvements and fixtures, other than trade fixtures, which may be made or installed by either of the parties hereto upon the leased premises and which in any manner are attached to the floors, walls or ceiling shall, at the termination of the lease, become the property of LANDLORD, and shall remain upon and be surrendered with the leased premises as a part thereof, without damage or injury; any floor covering affixed to the floor or track lighting affixed to the ceiling shall likewise become the property of LANDLORD, all without compensation or credit to TENANT. All fixtures installed by TENANT shall be new or completely reconditioned. SEE EXHIBIT D.

                SECTION 3. TENANT shall promptly pay all contractors and materialmen, so as to avoid the possibility of a lien attaching to the leased premises, and should any lien be made or filed, TENANT shall bond against or discharge the same within ten (10) days after written request by LANDLORD. Nothing in this lease contained shall be construed as a consent on the part of the LANDLORD so as to subject the LANDLORD's estate in the leased premises to any lien or liability under the lien laws of the State in which the leased premises are located.

                SECTION 4. Except to the extent permitted by LANDLORD's Sign Criteria on Exhibit E hereto, TENANT shall not erect or install any exterior window or door signs, advertising media or window lettering or placards or other signs or install any interior window or door signs, advertising media or window or door lettering or placards or other signs without LANDLORD's prior written consent. TENANT shall not install any exterior light or plumbing fixtures, shades or awnings, or make any exterior decoration or painting, or build any fence, or make any changes to the store front without LANDLORD's prior written consent. Use of roof is reserved to LANDLORD.

                                   ARTICLE 12

INDEMNITY:      SECTION 1. TENANT agrees to indemnify and save LANDLORD harmless against any and all claims, demands, damages, costs and expenses, including reasonable attorneys' fees, arising from the conduct or management of the business conducted by TENANT or from any breach or default on the part of TENANT in the performance of any covenant or agreement on the part of TENANT to be performed pursuant to the terms of this lease, or from any act or negligence of TENANT, its agents, contractors, servants, employees, sublessees, concessionaires or licensees, in or about the leased premises or the common areas, the sidewalks adjoining the same, and the loading platform area allocated to the use of TENANT. LANDLORD shall not be liable and TENANT waives all claims for damages to person or property sustained by TENANT or TENANT's employees, agents, servants, contractors, sublessees, concessionaires, invitees, and customers resulting from the building in which the leased premises are located or by reason of the leased premises or any equipment or appurtenances thereunto appertaining becoming out of repair, or resulting from any accident in or about the leased premises, the building in which the same are situated or resulting directly or indirectly from any act or neglect of any other tenant in the shopping center. This shall apply especially, but not exclusively, to the flooding of the leased premises, and to damage caused by steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures. All property belonging to TENANT or any occupant of the leased premises or the shopping center shall be there at the risk of TENANT or such person only, and LANDLORD shall not be liable for damage thereto or theft or misappropriation thereof.

                                   ARTICLE 13

INSURANCE:      SECTION 1. TENANT shall not carry any stock of goods or do anything in or about the leased premises which shall in any way tend to increase insurance rates on the leased premises or the building in which the same are located without the consent of LANDLORD. If LANDLORD shall consent to such use, TENANT agrees to pay as additional rental any increase in premiums for insurance resulting from the business carried on in the leased premises by TENANT. If TENANT installs any electrical equipment that overloads the power lines to the building, TENANT shall, at its own expense, make whatever changes are necessary to avoid such overload and to comply with the requirements of insurance underwriters and insurance rating bureaus and governmental authorities having jurisdiction.

                SECTION 2. TENANT agrees to procure and maintain a policy or policies of liability insurance, at its own cost and expense, insuring LANDLORD and TENANT from all claims, demands, or actions for injury or death sustained by one or more persons as a result of any one occurrence in the amount of One Million Dollars ($1,000,000), and for damage to property in an amount of not less than One Hundred Thousand Dollars ($100,000) made by or on behalf of any person or persons, firm or corporation arising from, related to or connected with, the conduct and operation of TENANT's business in the leased premises. Said insurance shall not be subject to cancellation except after at least ten
                (10) days' prior written notice to LANDLORD, and the policy or policies, or duly executed certificate or certificates for the same, shall be deposited with LANDLORD at the commencement of the term and upon any renewal of said insurance not less than thirty (30) days prior to the expiration of the term of such coverage.

                SECTION 3. LANDLORD may procure fire and extended coverage (including coverage for rental loss in connection with damage and destruction covered by the said fire and extended coverage insurance) and other reasonably necessary insurance on the shopping center. Such insurance shall be for the benefit of LANDLORD and TENANT shall have no interest therein. TENANT shall reimburse LANDLORD, monthly with its rental payments, for its share of the actual net cost and expense to LANDLORD of such insurance. TENANT's share of such costs shall be that fractional part of the total of such costs as the total area of the leased premises bears to the total rentable area of all buildings and structures constituting part of this shopping center. One-twelfth of the amount due shall be payable on the first day of each month and added to the monthly rental. This amount may be based on an estimate until the actual premiums are available and when available an adjustment shall be made and any difference shall be payable based on TENANT's actual share as determined.

                SECTION 4. TENANT shall maintain at its own cost and expense, fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance in an amount adequate to cover the cost of replacement of all alterations, changes, wall coverings, floors, furnishings, decorations, additions, fixtures and improvements in the leased premises in the event of a loss, in companies and in form acceptable to LANDLORD. The insurance which the TENANT agrees to carry in this Section shall insure the full insurable value of the improvements and betterments installed by the TENANT in the leased premises, whether the same have been paid for entirely or partially by TENANT. TENANT will further deposit the certificate thereof with LANDLORD.

                SECTION 5. If TENANT fails to comply with the requirements of this Article 13, LANDLORD may obtain such insurance and keep the same in effect and TENANT shall pay LANDLORD the premium costs thereof on demand.

                                   ARTICLE 14

FIRE OR         SECTION 1. In case the shopping center shall be partially or
OTHER           totally destroyed by any fire or other casualty so as to become
CASUALTY:       partially or totally untenantable, the same shall be repaired at the expense of LANDLORD, (unless LANDLORD shall elect not to rebuild, as hereinafter provided), and the rent shall abate until the leased premises are repaired and the extent to which the leased premises are untenantable. SEE EXHIBIT D.

                SECTION 2. In case the shopping center buildings, including common areas, shall be destroyed or so damaged by fire or other casualty as to render more than fifty percent (50%) thereof untenantable, or if the unexpired term of this lease is two (2) years or less on the date of any substantial destruction or damage, then LANDLORD may, if it so elects by notice in writing within thirty (30) days after such destruction or damage, terminate this lease. The above shall apply whether or not any part of the leased premises is damaged or destroyed. LANDLORD's obligation to repair or rebuild pursuant to this Article shall be limited to a basic building and the replacement of any interior work which may have originally been installed at LANDLORD's cost. In no event in the case of any such destruction shall LANDLORD be required to repair or replace TENANT's stock in trade, leasehold improvements, fixtures, furniture, furnishings or floor coverings and equipment. TENANT covenants to make such repairs and replacements and to furnish LANDLORD, on demand, evidence of insurance assuring its ability to do so.

                                   ARTICLE 15

EMINENT         SECTION 1. If the whole of the leased premises shall be taken
DOMAIN:         under the power of eminent domain, then the term of this lease shall cease as of the day possession shall be taken and the rent shall be paid up to that date.

                SECTION 2. In the event more than ten percent (10%) of the land area in the shopping center is so taken, the LANDLORD shall have the right to terminate this lease at the time and with the rent adjustment as provided in Section 1 by giving TENANT written notice of termination within sixty (60) days after the taking of possession by such public authority.

                SECTION 3. If any of the floor area of the leased premises or forty percent (40%) or more of the parking area shall be so taken, then LANDLORD or TENANT shall have the right either to terminate this lease, or, subject, in the case of TENANT, to LANDLORD's rights of termination as set forth in this Article, to continue in possession of the remainder of the leased premises upon notice in writing to the other party hereto within thirty (30) days after such taking of possession. In the event this lease is not terminated, all of the terms herein provided shall continue in effect except that the rent shall be equitably abated as to any portion of the leased premises so taken and LANDLORD shall make all necessary repairs or alterations to the extent provided in Article 14, Section 2 of this lease.

                SECTION 4. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the leased premises, shall be the property of LANDLORD, whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the leased premises; provided, however, that LANDLORD shall not be entitled to any separate award made to TENANT for loss of business, depreciation of or cost of removal of stock and fixtures.

                                   ARTICLE 16

ASSIGNMENT      SECTION 1. TENANT shall not assign or in any manner transfer
AND SUBLETTING: this lease or any interest therein, nor sublet said leased premises or any part or parts thereof, nor permit occupancy by anyone without the prior written consent of LANDLORD. Consent by LANDLORD to one or more assignments of this lease or to one or more sublettings of the leased premises shall not operate as a waiver of LANDLORD's rights under this Article. No assignment shall release TENANT of any of its obligations under this lease or be construed or taken as a waiver of any of LANDLORD's rights hereunder. For the purposes hereof, if TENANT is a corporation or partnership or other entity, any change in the ownership of TENANT shall be deemed to be an assignment which shall require
                LANDLORD's consent as above set forth. The acceptance of rent from someone other than TENANT shall not be deemed to be a waiver of any of the provisions of this lease or consent to any assignment or subletting of the leased premises. SEE EXHIBIT D.

                SECTION 2. TENANT agrees not to change the advertised name of the place of business operated in the leased premises, which name shall be ADC Kentrox without prior consent of LANDLORD.
                              -----------

                SECTION 3. Neither this lease nor any interest therein, shall pass to any trustees or receiver in bankruptcy, or any assignee for the benefit of creditors, or by operation of law.

                                   ARTICLE 17

ACCESS TO       SECTION 1. LANDLORD shall have the right to enter upon the
PREMISES:       leased premises during all business hours for the purpose of inspecting the same or of making repairs, additions or alterations thereto or to the building in which the same are located, or for the purpose of exhibiting the same to prospective tenants, purchasers or others. LANDLORD's exercise of such right shall not be deemed an eviction or disturbance of TENANT's use or possession.

                                   ARTICLE 18

REMEDIES:       SECTION 1. LANDLORD may terminate TENANT's estate herein demised and TENANT's right to possession hereunder upon the failure of TENANT to pay an installment of rent when due or to perform any other of its covenants under this lease and the continuance of such default for thirty (30) days (ten (10) days in the case of the payment of rent or other monetary obligations of TENANT hereunder) after written notice to TENANT.

                SECTION 2. If, at any time during the term of this lease (a) the TENANT shall file in any court a petition in bankruptcy or insolvency or for reorganization, or for arrangement or for the appointment of a receiver or trustee of all or a portion of the TENANT's property, or (b) an involuntary petition of any kind referred to in Subdivision (a) of this Section shall be filed against the TENANT, and such petition shall not be vacated or withdrawn within thirty (30) days after the date of filing thereof, or (c) if the TENANT shall make an assignment for the benefit of creditors, or (d) if the TENANT shall be adjudicated a bankrupt, or (e) a receiver shall be appointed for the property of the TENANT by order of a court of competent jurisdiction (except where such receiver shall be appointed in an involuntary proceeding, if he shall not be withdrawn within thirty (30) days from the date of appointment), TENANT's estate and right to possession hereunder shall terminate ipso facto upon the happening of any one of such events, and the TENANT shall then quit and surrender the leased premises to the LANDLORD, but the TENANT shall remain liable as hereinafter provided.

                SECTION 3. Upon the termination of the estate as aforesaid, the LANDLORD may re-enter the leased premises by any lawful means, and remove all persons and chattels therefrom and LANDLORD shall not be liable for damages or otherwise by reason of lawful re-entry or termination. Notwithstanding such termination, the liability of TENANT for the rent provided for hereinabove shall not be extinguished for the balance of the term remaining after said termination.

                Should termination of TENANT's estate as herein provided, or should LANDLORD take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may from time to time without terminating this lease, make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon such other terms and conditions as LANDLORD in its sole discretion may deem advisable; upon each such reletting all rentals received by the

                LANDLORD from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from TENANT to LANDLORD; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees and of costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by LANDLORD and applied in payment of future rent as the same may become due and payable hereunder.

                If such rentals received from such reletting during any month be less than that to be paid during that month by TENANT hereunder, TENANT shall pay any such deficiency to LANDLORD. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by LANDLORD shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to TENANT or unless the termination thereof be decreed by a court of competent jurisdiction.

                Notwithstanding any such reletting without termination, LANDLORD may at any time thereafter elect to terminate this lease for such previous breach. Should LANDLORD at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from TENANT all damages it may incur by reason of such breach, including the cost of recovering the leased premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from TENANT to LANDLORD.

                SECTION 4. In the event of any breach hereunder by TENANT, LANDLORD may immediately or at any time thereafter, without notice, cure such breach for the account and at the expense of TENANT. If LANDLORD at any time by reason of such breach, is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense, including reasonable attorneys' fees, the sum or sums so paid by LANDLORD, with interest thereon at the rate of eighteen percent (18%) per annum or the highest rate permitted by law, whichever is less, from the date of payment thereof, shall be deemed to be due from TENANT to LANDLORD on the first day of the month following the payment of such respective sums or expenses.

                SECTION 5. LANDLORD is hereby given a lien upon all property of TENANT which shall come in or be placed upon the leased premises and whether acquired by TENANT before or after the date hereof to secure the payment of rent and the performance of each and every covenant herein contained to be performed by TENANT. Upon default by TENANT, and failure to cure as provided in Section 1 of this Article, LANDLORD, with notice or demand, may take possession of and sell such property with legal process at public or private sale after one publication of a notice thereof in a daily newspaper published in the county where the leased premises are situated, not less than ten (10) days before such sale or by giving minimum notices required by law. The proceeds of any such sale shall be applied first to the payment of expenses thereof, second to the discharge of the rent or other liability hereunder unpaid, and the balance, if any, shall be held for the account of the TENANT. TENANT agrees to execute and record any financing statements and other documents necessary to perfect of record the lien herein granted.

                SECTION 6. Should LANDLORD be in default under the terms of this lease, LANDLORD shall have reasonable and adequate time in which to cure the same after written notice to LANDLORD by TENANT.

                SECTION 7. TENANT hereby expressly waives, to the full extent waivable, any and all rights or redemption granted by or under any present or future laws in the event of TENANT being evicted or dispossessed for any cause, or in the event of LANDLORD obtaining possession of the leased premises, by reason of the violation by TENANT of any of the covenants or conditions of this lease, or otherwise.

                                   ARTICLE 19

SURRENDER OF    SECTION 1. At the expiration of the lease term, whether by lapse
POSSESSION:     of time or otherwise, TENANT shall surrender the leased premises broom clean and in good condition and repair, reasonable wear and tear and loss by fire or unavoidable, insurable casualty excepted. If the leased premises are not surrendered at the end of the term or the sooner termination thereof, TENANT shall indemnify LANDLORD against loss or liability resulting from delay by TENANT in so surrendering the premises. TENANT shall promptly surrender all keys for the leased premises to

                LANDLORD at the place then fixed for payment of rent.

                SECTION 2. In the event TENANT remains in possession of the leased premises after the expiration of the tenancy created hereunder with the consent of LANDLORD and without execution of a new lease, it shall be deemed to be occupying the leased premises as a tenant from month to month, at twice the minimum rent, subject to all the other conditions, provisions and obligations of this lease insofar as the same are applicable to a month-to-month tenancy.

                SECTION 3. Upon the expiration of the tenancy hereby created, if LANDLORD so requires in writing, TENANT shall promptly remove any alterations, additions, improvements and fixtures other than trade fixtures placed in the leased premises by TENANT and designated in said request, and repair any damage occasioned by such removals at TENANT's expense, and in default hereof. LANDLORD may effect such removals and repairs, and TENANT shall pay LANDLORD the cost thereof, with interest at the rate of eighteen percent (18%) per annum, or the highest rate permitted by law whichever is less, from the date of payment by LANDLORD.

                                   ARTICLE 20

SUBORDINATION:  SECTION 1. TENANT agrees that this lease shall be subordinate to any mortgages or trust deeds that may hereafter be placed upon said leased premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof provided that the mortgagee or trustee thereunder shall agree to recognize TENANT's rights hereunder as long as TENANT is not in default hereunder. TENANT further agrees that upon notification by LANDLORD to TENANT, this lease shall be or become prior to any mortgages or trust deeds that may heretofore or hereunder be placed on the said leased premises. TENANT shall execute and deliver whatever instruments may be required for the above purposes, and failing to do so within ten (10) days after demand in writing, does hereby make, constitute and irrevocably appoint LANDLORD as its attorney-in-fact and in its name, place and stead so to do. TENANT shall in the event of the sale or assignment of LANDLORD's interest in the building of which the leased premises form a part, or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by LANDLORD covering the leased premises, attorn to the purchase and recognize such purchaser as LANDLORD under this lease.

                SECTION 2. TENANT shall, upon demand, in the event any proceedings are brought for the foreclosure of, or in the event of an exercise of power of sale under any mortgage, trust deed, or other financing investment, made by the LANDLORD covering the leased premises, attorn in writing to the purchaser upon any such foreclosure of sale and recognize such purchase as the LANDLORD under the lease.

                                   ARTICLE 21

NOTICES: SECTION 1. Whenever under this lease provision is made for notice of any kind, such notice shall be in writing and shall be deemed sufficient to TENANT if actually delivered to TENANT or sent by registered or certified mail, return receipt requested, postage prepaid, to the last Post Office address of TENANT furnished to LANDLORD for such purpose, or to the leased premises; and to LANDLORD if actually delivered to LANDLORD or if sent by registered or certified mail, return receipt requested, postage prepaid, to the LANDLORD at the address furnished for such purpose, or to the place then fixed for the payment of rent. If the holder of record of any mortgage or ground lessor's interest covering the leased premises shall have given prior written notice to TENANT that it is the holder of said mortgage or lessor's interest and such notice includes the address at which notices to such mortgagee or ground lessor are to be sent, then TENANT agrees to give to such party or parties notice simultaneously with any notice given to LANDLORD to correct any default of LANDLORD as hereinabove provided and agrees that such party or parties shall have the right within thirty (30) days after receipt of said notice, to correct or remedy such default before TENANT may take any action under this lease by reason of such default.

                                   ARTICLE 22

CONSENTS:       SECTION 1. The parties agree that whenever under this lease provision is made for securing the written consent, permission or approval of either that such written consent, permission or approval shall not be unreasonably withheld or delayed.

                                   ARTICLE 23

                                 (text deleted)

                                   ARTICLE 24

OFFSET          SECTION 1. Within ten (10) days after request therefor by
STATEMENT:      LANDLORD, TENANT shall provide an offset statement in recordable form to any proposed mortgagee or purchaser, or to LANDLORD, certifying (if such be the case) that this lease is in full force and effect and there are no defenses or offsets thereto, or stating those claimed by TENANT and certifying to such other matters as such party shall reasonably require. In the event
                TENANT should refuse to execute and deliver said statement and/or certificate, LANDLORD shall have the right to, as attorney-in-fact for TENANT, make such a statement, TENANT hereby constituting and irrevocably appointing LANDLORD its attorney-in-fact for such purpose. LANDLORD's mortgage lenders and purchasers shall be entitled to rely upon any statement so executed pursuant to t his Article 24.

                                   ARTICLE 25

TITLE: SECTION 1. LANDLORD covenants that it has full right and authority to enter into this lease for the full term hereof. LANDLORD further covenants that TENANT, upon performing the covenants and agreements of this lease to be performed by said TENANT, will have, hold and enjoy quiet possession of the leased premises.

                                   ARTICLE 26

GENERAL: SECTION 1. RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed by anyone as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto.

                SECTION 2. CUMULATIVE REMEDIES AND NON-WAIVER. The various rights and remedies contained in this lease shall not be considered as exclusive of any other right or remedy, but shall be construed as cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity, or by statute. No delay or omission of the right to exercise any power by either party shall impair any such right or power, or shall be construed as a waiver of any default or as acquiescence therein. One or more waivers of any covenant, term or condition of this lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to approval of any subsequent similar act.

                SECTION 3. HEADINGS. The headings of the several articles contained herein are for convenience only and do not define, limit or construe the contents of such articles.

                SECTION 4. BINDING EFFECT OF LEASE. The covenants, agreements and obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and assigns. LANDLORD, at any time and from time to time may make an assignment of its interest in this lease, and, in the event of such assignment and the assumption by the assignee of the covenants and agreements to be performed by LANDLORD herein, LANDLORD and its successors and assigns (other than the assignee of this lease) shall be released from any and all liabilities hereunder.

                SECTION 5. FORCE MAJEURE. SEE EXHIBIT D.

                SECTION 6. RECORDING OF LEASE. TENANT shall not record this lease without the written consent of LANDLORD. SEE EXHIBIT D.

                SECTION 7. ACCEPTANCE OF PAYMENT. No payment by TENANT or receipt by LANDLORD of a lesser amount than the amount then due under this lease shall be deemed to be other than on account of the earliest portion thereof due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and LANDLORD may accept such check or payment without prejudice to LANDLORD's right to recover the balance due or pursue any other remedy in this lease provided.

                SECTION 8. NO BROKERAGE. Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this lease, except as listed below, and each of the parties agrees to indemnify the other against, hold it harmless from, all liabilities arising from any such claim for which such party is responsible (including, without limitation, the cost of counsel fees in connection therewith) except as follows.

                SECTION 9. UNENFORCEABILITY. Unenforceability of any provision contained in this lease shall not affect or impair the validity of any other provision of this lease.

                SECTION 10. GOVERNING LAW. The laws of the state in which the shopping center is located shall govern the validity, performance and enforcement of this lease.

                SECTION 11. ADDITIONAL PROVISIONS. Additional provisions, if any, are set forth on the attached Exhibit D, which is by reference made a part hereof.

                SECTION 12. EXHIBITS ATTACHED. The following exhibits are part of this lease agreement: Exhibit A, Shopping Center Site Plan; Exhibit B, Shopping Center Legal Description; Exhibit C, Plans and Specifications; Exhibit D, Additional Provisions; and Exhibit E, Sign Criteria, if any. All said Exhibits are hereby incorporated herein by reference and are construed as a part of this lease.

                SECTION 13. JOINT AND SEVERAL LIABILITY. In the event that two or more individuals, corporations, partnerships or other entities (or any combination of two or more thereof) shall sign this lease agreement as TENANT, the liability of each such individual, corporation, partnership or other entity to perform all obligations hereunder shall be deemed to be joint and several. In like manner, in the event that the TENANT named in this lease agreement shall be a partnership or other business association, the members of which are, by virtue of statute, or general law, subject to personal liability, then and in that event, the liability of each such member shall be deemed to be joint and several.

                SECTION 14. RIGHT TO REPAIR. LANDLORD shall have the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the leased premises and serving other parts of the building in locations which will not materially interfere with the TENANT's use thereof.

                SECTION 15. TENANT'S CONFLICTS. TENANT hereby covenants, warrants and represents that by executing this lease and by the operation of the leased premises under this lease, it is not violating, has not violated and will not be violating any restrictive covenant or agreement contained in any other lease or contract affecting the TENANT or any affiliate, associate or any other person or entity with whom or with which TENANT is related or connected financially or otherwise. TENANT hereby covenants and agrees to indemnify and save harmless LANDLORD any future owner of the fee or any part thereof, and any mortgagee thereof against and from all liabilities, obligations, damages, penalties, claims, costs and expenses, including attorneys' fees, paid, suffered or incurred by them or any of them as a result of any breach of the foregoing covenant. TENANT's liability under this covenant extends to the acts and omissions of any sub-tenant, and any agent, servant, employee or licensee of any sub-tenant of TENANT.

                SECTION 16. WAIVER OF SUBROGATION. Anything in this lease to the contrary notwithstanding, LANDLORD and TENANT each hereby waives any and all rights of recovery, claim, action or cause-of-action, against the other, its agents (including partners, both general and limited), officers, directors, shareholders or employees, for any loss or damage that may occur to the leased premises, or any improvements thereto, or said shopping center of which the leased premises are a part, or any improvements thereto, or any property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

                SECTION 17. EXECUTION OF LEASE BY LANDLORD AND LANDLORD'S EXCULPATION. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the leased premises and this document becomes effective and binding only upon the execution and delivery hereof by LANDLORD and TENANT. All negotiations, considerations, representations and understandings between LANDLORD and TENANT are incorporated herein and may be modified or altered only by agreement in writing between LANDLORD and TENANT and no act or omission of any employee or agent of LANDLORD or of LANDLORD's broker shall alter, change, or modify any of the provisions hereof. Further, if the LANDLORD or any successor in interest shall be an individual, joint venture, tenancy in common, firm, or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenancy in common, firm, or partnership or on such joint venture, tenancy in common, firm, or partnership, in respect to any of the covenants or conditions of this lease, and in the event of any default or breach by LANDLORD with respect to any of the terms, covenants and conditions of this lease to be observed, honored or performed by LANDLORD, TENANT shall look solely to the estate and property of LANDLORD in the land and buildings owned by LANDLORD comprising the shopping center for the collection of any judgment (or any other judicial procedures requiring the payment of money by LANDLORD) and no other property or assets of LANDLORD shall be subject to levy, execution, or other procedures for satisfaction of TENANT's remedies.

IN WITNESS WHEREOF, LANDLORD and TENANT have signed and sealed this lease as of the day and year first above written.

ENGELSMA LIMITED PARTNERSHIP            ADC TELECOMMUNICATIONS, INC. a Minnesota
                                        corporation

By   /s/ Lloyd Engelsma                 By  /s/ W.C. Hamer
   -------------------------------         -------------------------------

 Its   General Partner                   Its  Vice President, Chief
     -----------------------------            Technical Officer
                                             -----------------------------

                                        And
                                            ------------------------------

                                         Its
                                             -----------------------------
                          LANDLORD                                  TENANT

STATE OF     MINNESOTA        )
                              ) ss.
COUNTY OF    HENNEPIN         )

The foregoing instrument was acknowledged before me this 2nd day of August,
                                                         ---        ------
1993, by Lloyd Engelsma, the General Partner of Engelsma Limited Partnership, a
  --     --------------      ---------------    ----------------------------
Minnesota limited partnership on behalf of the corporation. [LANDLORD]
- -----------------------------

                                                     /s/ Victoria J. Pease
                                                 ----------------------------
        Victoria J. Pease
    NOTARY PUBLIC - MINNESOTA
         HENNEPIN COUNTY
  My commission expires 3-8-95

STATE OF                      )
                              ) ss.
COUNTY OF                     )

The foregoing instrument was acknowledged before me this 30th day of July,
                                                         ----        ----
1993, by William C. Hamer, the Vice President and Chief Technical Officer of
  --     ----------------      --------------     -----------------------
ADC Telecommunications, Inc., a Minnesota corporation, on behalf of the
- ----------------------------    ---------
corporation. [TENANT]

                                                   /s/ JUDITH G. PANKRATZ
                                                 ----------------------------
          JUDITH G. PANKRATZ
       NOTARY PUBLIC - MINNESOTA
            HENNEPIN COUNTY
  My commission expires July 29, 1997

                                    EXHIBIT A


                          NORTHRIDGE SHOPPING CENTER

               highway 13 & 17th avenue n.e. waseca, minnesota







                                   [MAP]

                                    EXHIBIT B

                        SHOPPING CENTER LEGAL DESCRIPTION

Block 2, North Ridge, County of Waseca, State of Minnesota, except the following:

Beginning at the Northeast corner of Block 2; thence South 0 DEG. 20'30" East, assumed bearing, 342.86 feet along the east line of said Block 2; thence South 89 DEG. 40'13" West 175 feet along a line parallel with the North line of said Block 2; thence North 00 DEG. 20'30" West 342.86 feet to the North line of said Block 2; thence North 89 DEG. 40'13" East 175 feet to beginning. Containing
1.38 acres, or 60,000.5 square feet, more or less. Subject to easements and restrictions of record, if any; and

except the following:

Commencing at the Southwest corner of Block 2, North Ridge (point of beginning); thence North 00 DEG. 00'01" West, assumed bearing 127.97 feet along the West line of said Block 2, thence South 89 DEG. 59'59" West 15 feet along the boundary line of said Block 2; thence North 00 DEG 00'01" West 12.16 feet along the West line of said Block 2; thence North 89 DEG. 40'13" East 357 feet; thence South 00 DEG. 19'47" East 147.33 feet to the South line of said Block 2; thence Westerly along the South line of said Block 2 and along a nontangential curve concave to the South central angle 03 DEG. 14'27", radius 533 feet, arc length 30.15 feet; thence Westerly along the South line of said Block 2 and along a tangential curve concave to the South, central angle 03 DEG. 22'47", radius 533 feet, arc length 31.44 feet; thence North 89 DEG. 44'03" West, assumed bearing, 281.42 feet along the South line of said Block 2 to the point of beginning; and

except the following:

Commencing at the southwest corner of said Block 2, thence South 89 DEG. 44'03" East, assumed bearing, 281.42 feet along the South line of said Block 2; thence Easterly along the South line of said Block 2 and along a tangential curve concave to the South, central angle 06 DEG. 37'14", radius 533 feet, arc length
61.59 feet to the True Point of Beginning; thence North 00 DEG. 19'47" West 220 feet; thence North 89 DEG. 40'13" East 180 feet; thence South 00 DEG. 19'47" East 265.57 feet to the South line of said Block 2; thence North 75 DEG. 53'04" West 128.30 feet along the South line of said Block 2; thence Westerly along the South line of said Block 2 and along a tangential curve concave to the South, central angle 03 DEG. 05'28", radius 533 feet, arc length 28.74 feet to said True Point of Beginning.





TO BE ATTACHED TO AND BECOME A PART OF THAT CERTAIN LEASE AGREEMENT COVERING SPACE IN THE NORTHRIDGE SHOPPING CENTER.
             ----------

                                    EXHIBIT C
                            PLANS AND SPECIFICATIONS



LANDLORD'S AND TENANT'S CONSTRUCTION:

Tenant hereby acknowledges and agrees that it is aware of the requirements set forth in the Americans with Disabilities Act 42 U.S.C. Secs. 12101-12213 (the "ADA") and warrants that all construction done by Tenant in connection with the terms and conditions of this lease, both in the first instance and subsequently throughout the term of this Lease, shall be in compliance with the requirements of the ADA. If the Landlord grants its consent to proposed changes to be made by the Tenant in the leased premises, the granting of such consent by the Landlord will not mean that the Tenant's proposed changes necessarily comply with the ADA; the question of compliance is the Tenant's responsibility.

Tenant shall hold Landlord harmless and shall protect and defend Landlord in any cause of action brought against Landlord or to which Landlord is a defendant, arising out of alleged violations of the ADA., wherein, by the provisions of this Lease, Tenant was obligated to and failed to comply with any provision of the ADA.








TO BE ATTACHED TO AND BECOME A PART OF THAT  CERTAIN  LEASE  AGREEMENT
COVERING SPACE IN THE                        SHOPPING CENTER
                      ----------------------

                                    EXHIBIT D
                              ADDITIONAL PROVISIONS



ARTICLE 1, SECTION 2 - TERM: The term of this lease shall commence upon the earlier of (i) the date upon which Tenant opens the leased premises for business, or (ii) September 1, 1993, and the lease term shall be three years, plus that period of time, if any, prior to September 1, 1993 that Tenant is open for business in the leased premises.

Tenant shall have the right to use and occupy the leased premises for the period from the date upon which the leased premises are turned over to Tenant until the commencement of the lease term (the "construction period") for purposes of adapting the premises to Tenant's use under this lease. Tenant's use and occupancy of the leased premises during the construction period shall be governed by all the terms and conditions of this lease, including, but not limited to, the payment by Tenant of all charges for utility services furnished to the leased premises; provided, however, that Tenant shall not owe or pay Landlord any sums for minimum rent, real estate taxes, insurance, or common area maintenance associated with the leased premises during said construction period.

ARTICLE 11, SECTION 2 - INSTALLATIONS AND ALTERATIONS BY TENANT: If Tenant uses non-union workers to construct installations or alterations to the leased premises pursuant to this Section 2, and any labor disputes arise as a result thereof, Tenant shall (i) promptly resolve such dispute; and (ii) indemnify Landlord from any and all damages suffered by Landlord as a result of Tenant's use of said non-union labor. Notwithstanding anything in this Section 2 to the contrary, Tenant shall not be required to obtain Landlord's consent before Tenant makes repairs, alterations or additions to the leased premises ("Tenant Changes") if such Tenant Changes do not cost more than $3,000 and do not affect or change the roof or structure of the building.

ARTICLE 12, INDEMNITY - SECTION 1:

     A. TENANT agrees to indemnify and save LANDLORD harmless against any and all claims, demands, damages, costs and expenses, including reasonable attorneys' fees, arising from the conduct or management of the business conducted by TENANT or from any breach or default on the part of TENANT in the performance of any covenant or agreement on the part of TENANT to be performed pursuant to the terms of this lease, or from any act or negligence of TENANT, its agents, contractors, servants, employees, sublessees, concessionaires or licensees, in or about the leased premises and the loading platform area allocated to the use of TENANT. TENANT's general liability insurance described in Article 13, Section 2 hereof insuring LANDLORD and TENANT shall be primary insurance coverage with no right of contribution as to all claims for damage to person or property sustained by TENANT's employees, agents, servants, contractors, sublessees, concessionaires, invitees, and customers resulting from the building in which the leased premises are located or by reason of the leased premises or any equipment or appurtenances thereunto appertaining becoming out of repair, or resulting from any accident in or about the leased premises, or resulting directly or indirectly from any act or neglect of any other tenant in the shopping center. The terms of the foregoing sentence shall apply especially, but not exclusively, to the flooding of the leased premises, and to damage caused by steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures. All property belonging to TENANT or any occupant of the leased premises or the shopping center shall be there at the risk of TENANT or such person only, and LANDLORD shall not be liable for damage thereto or theft or misappropriation thereof.

     B. LANDLORD agrees to indemnify and save harmless TENANT from and against all claims, demands, damages, costs and expenses, including reasonable attorneys' fees, arising from any property damage or personal injury caused by the negligent act or misconduct of LANDLORD or LANDLORD's agents, servants, or employees, where such property damage or personal injury occurs outside of the leased premises but within the shopping center.

ARTICLE 14, SECTION 1 - FIRE OR OTHER CASUALTY: If Landlord fails to restore the leased premises to tenantable condition as described in this Article within ninety (90) days after the date of destruction, then Tenant may elect to terminate this lease by providing Landlord with ten (10) days' prior written notice of termination.

ARTICLE 16, SECTION 1 - ASSIGNMENT AND SUBLETTING: Notwithstanding anything herein to the contrary, Tenant shall have the right, without the consent of Landlord first obtained, to assign this lease to its parent company, if any, or to any affiliate or subsidiary corporation, or a corporation into which Tenant shall be merged or sold, provided, however, that Tenant shall remain liable for the performance of all Tenant obligations under this lease, and provided further that such assignee shall agree in writing to assume all of Tenant's obligations hereunder.

ARTICLE 26, SECTION 5 - FORCE MAJEURE: Whenever a period of time is herein provided for either party to do or perform any act or thing, that party shall not be liable or responsible for any delays, and applicable periods for performance shall be extended accordingly, due to strikes, lockouts, riots, acts of God, shortages of labor or materials, national emergency, acts of a public enemy, governmental restrictions, laws or regulations, or any other cause or causes, whether similar or dissimilar to those enumerated, beyond its reasonable control, provided the party prevented from performing gives the other party written notice of such cause promptly after its commencement; however, either party may terminate this lease by giving the other party written notice thereof if such cause continues for a period of 45 days, except in the case of the Landlord's obligation to deliver the leased premises to the Tenant at the commencement of the initial term of this lease, in which case such right shall arise after the expiration of 15 days after the commencement of such a cause. The provisions of this Section 5 shall not operate to excuse TENANT from prompt payment of rent, percentage rent, additional rent, or other monetary payments required by the terms of this lease.

ARTICLE 26, SECTION 6 - RECORDING OF LEASE: Either party will, upon the written request of the other party, execute a short-form lease ("Memorandum of Lease") regarding this lease, in a form suitable for recording. Such Memorandum of Lease will be dated as of the date of this lease and will disclose the parties, the term of the lease, descriptions of the leased premises, Tenant's expansion and extension rights, if any, and any such other terms and conditions as the parties agree upon. The party requesting the execution of such Memorandum of Lease will bear all costs of the Memorandum of Lease, including any recording fees. Upon the execution of a pertinent amendment to this lease and the written request of either party, the parties will execute a corresponding amendment to the Memorandum of Lease, with the party requesting the execution of such amendment bearing all costs of the amendment, including any recording fees. Either party will, following any termination of this lease and upon the written request of the other party, execute a document setting forth the date of such termination, in a form suitable for recording. Failure of a party to execute such a document will not affect the termination, and in such event the party requesting the document may execute and file an affidavit setting forth the date of termination. The party requesting the execution of such document will bear all costs thereof, including any recording fees.

ENVIRONMENTAL AUDIT: Tenant shall have the right, at Tenant's sole cost and expense, to conduct a phase-I environmental audit of the leased premises.
Tenant may terminate this lease before the commencement of the lease term, with ten (10) days' prior written notice to Landlord, if such audit reveals any environmental contamination in the leased premises; provided, however, that if Tenant terminates the lease pursuant to this provision, then (i) Tenant shall, at Landlord's request, restore the leased premises to the condition existing at the time of delivery of said premises to Landlord, and (ii) Tenant shall provide Landlord with a copy of such environmental audit.

RIGHT OF FIRST REFUSAL: If Landlord intends to lease Bay 8 (outlined in green upon Exhibit "A" attached to this lease) to another lessee during the term of this lease, Tenant shall have the right to lease said Bay 8 from Landlord subject to the following terms and conditions:

     (a) Landlord shall provide Tenant with written notice of Landlord's intent to lease Bay 8 to a third-party ("Prospect"), and Tenant shall have two business days to exercise its rights to lease Bay 8 by written notice to Landlord. If Tenant fails to deliver written notice of Tenant's exercise of its right to lease within said two business days, then Landlord shall have the right to lease Bay 8 to said Prospect, without any further consent or act by Tenant.

     (b) If Tenant exercises its right to lease the Bay 8 as aforesaid, Tenant shall lease the Bay 8 from Landlord upon the same terms and conditions as were offered to the Prospect, and said lease shall commence no later than thirty (30) days after Tenant's written notice to Landlord exercising Tenant's right to lease.

     (c) Notwithstanding anything herein to the contrary, if Landlord leases Bay 8 to a Prospect pursuant to this Paragraph, Landlord shall have the right to renew or extend Landlord's lease to said Prospect or that Prospect's assignee or sublessee without first offering Bay 8 to Tenant.

RENEWAL OPTION: Tenant shall have the option to renew the term of this lease for one (1) period of three (3) years upon the same terms and conditions as are provided herein except that the fixed minimum rent during said renewal term shall be determined in the manner hereinafter provided, and there shall be no further options to renew.

The said option shall be exercised by Tenant giving notice by certified mail to Landlord, return receipt requested, at least one hundred eighty (180) days before the expiration of the then existing term and not more than 365 days before the expiration of the then existing term. It shall be a condition of the exercise of the foregoing option that at the time of the exercise of said option, Tenant shall not be in default hereunder.

Within thirty (30) days after the receipt by Landlord of Tenant's exercise of the option herein granted, the Landlord and Tenant shall commence negotiations with regard to the fixed minimum rent to be paid by Tenant to Landlord during the option term. Provided, however, that in the event that Landlord and Tenant are unable to agree on said fixed minimum rent within ninety (90) days from the date of exercise of the option, then it shall be deemed that Tenant did not exercise its option and the lease will terminate at the end of the then existing term.

Notwithstanding the foregoing, Tenant's option to renew this lease may be terminated by Landlord at any time after receipt of notice of Tenant's exercise of the option, by notice from Landlord that it is Landlord's intention to no longer continue to operate the shopping center as a retail shopping center. Landlord's notice to Tenant must be given to Tenant by certified mail, return receipt requested, not less than ninety (90) days prior to the end of the then existing term of this lease.

                                                                       EXHIBIT E
                           NORTHRIDGE SHOPPING CENTER
                                Waseca, Minnesota
                                SIGNAGE CRITERIA

                           NORTHRIDGE SHOPPING CENTER
                                Waseca, Minnesota
                                SIGNAGE CRITERIA



Explanation                                            1
Exterior Sign Criteria - General                       2
Exterior Sign Criteria - Lighting                      3
Exterior Sign Criteria (cont.)                         4
Prohibited Signs                                       5-6
Sign Approvals                                         7

                                   EXPLANATION

1. It is intended that the signing of the stores at the Northridge Shopping Center shall be developed in an imaginative and varied manner. This criteria shall govern for all Tenant signing at Northridge.

2. Although previous and current signing practices of the Tenant will be considered, they will not govern signs to be installed at Northridge.

3. Approval of store design drawings or working drawings and specifications for Tenant's leased premises does not constitute approval of any sign work. Landlord's written approval of Tenant's sign drawing and specifications is required.

4. The furnishing and installation of a sign and the costs incurred shall be the responsibility of the Tenant. Sign construction is to be completed in compliance with the instructions contained within this criteria.

5.   Each Tenant will be required to identify its premises by a sign.

                         EXTERIOR SIGN CRITERIA-GENERAL

1. Tenants' signs shall be store identity signs only, and such name shall not include any item sold therein.

2. Tenants will be allocated an area on the exterior fascia of the shopping center, directly in front of the occupied store, and proportionately equal to the lineal footage of the store front.

3. Tenant's sign shall be restricted to the recessed area on the exterior fascia of the parapet wall. Maximum height of sign letters shall not exceed four feet (4'), and an 18" border will be required from each end of the Tenant's allocated sign area.

                         EXTERIOR SIGN CRITERIA-LIGHTING

1. The parapet fascia of the Shopping Center will be externally illuminated from the canopy. Therefore, Tenants' signs shall consist of either individually illuminated or non-illuminated letters per specifications furnished in this criteria.

2. Sign letters or components that are illuminated shall not have exposed neon or other lamps. All light source shall be concealed by translucent material. Maximum brightness, in any event, shall not exceed 100 foot lamberts.

3.   Tenants' signs may be fabricated out of the following materials.

     A.   Marine grade plywoods.

     B.   Plexiglass edged with silva-trim or equal.

     C.   Fabricated sheet metal or cast aluminum.

                                PROHIBITED SIGNS

C.   The following type of signs or sign components shall be PROHIBITED.

1.   Signs employing exposed raceways, ballast boxes, or transformers.

2.   Moving or rotating signs.

3.   Signs employing moving or flashing lights.

4.   Signs employing luminous, vacuum-formed type, plastic letters.

5. Signs, letters, symbols, or identification of any nature painted directly on exterior doors or windows, excluding addresses.

6. Cloth, wood, paper, or cardboard signs; stickers or decals on exterior surfaces (doors and/or windows) of the premises.

7. Signs employing unedged or uncapped plastic letters, or letters with no returns and exposed fastenings.

8.   Free-standing signs.

9.   Rooftop signs.

10.  Signs employing noise making devices and components.


11. Signs exhibiting the names, stamps, or decals of the sign manufacturer or installer.

                                 SIGN APPROVALS

1. Tenant shall submit drawings and specifications, including samples of materials and colors, for all its proposed sign work. Three (3) sets of drawings will be required by our Sign Consultants. The drawings shall clearly show location of sign on designated sign area, including graphics, color, construction, and attachment details. Full information regarding electrical load requirements and brightness in foot lamberts is also to be included.

2. The Sign Consultant shall return one (1) set of the sign drawings, as soon as possible, to the Tenant. The drawing will either be marked "Approved," "Approved Based on Landlord's Modifications," or "Disapproved." Sign drawings that have been "Approved Based on Landlord's Modifications" are to be returned to the Landlord bearing Tenant's approval, or are to be redesigned and resubmitted for Landlord's approval within seven (7) days of receipt by Tenant. Sign drawings that have been "Disapproved" are to be redesigned and resubmitted to Landlord's Sign Consultant for approval, also within seven (7) days of receipt by Tenant.